                                                                    EXHIBIT 99.7

                                eMACHINES, INC.

                     BRIAN FIRESTONE EMPLOYMENT AGREEMENT

     This Agreement is entered into as of April 1, 2001 by and between eMachines, Inc. (the "Company"), and Brian Firestone (the "Executive").

     WHEREAS, the Company desires to retain Executive in the capacity of Executive Vice President, Strategy & Business Development of the Company for a period of two (2) years and Executive desires to accept such employment; and

     WHEREAS, the parties desire and agree to enter into an employment relationship by means of this Agreement;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and among the parties as follows:

     1.   Title and Duties.
          ----------------

               (a)  Executive Vice President, Strategy & Business Development.
                    ---------------------------------------------------------
As of the Effective Date and during the Employment Term (as defined below), Executive will serve as Executive Vice President, Strategy & Business Development of the Company. Executive will render such business and professional services in the performance of his duties, as shall reasonably be assigned to him by the Company's Chief Executive Officer (the "CEO"). During the Employment Term, Executive will perform his duties faithfully and to the best of his ability and will devote his full business efforts and time to the Company. For the duration of the Employment Term, Executive agrees not to actively engage in any other employment, occupation or consulting activity for any direct or indirect remuneration without the prior approval of the Board of Directors of the Company (the "Board"). During the Employment Term, Executive's compensation shall be as provided in Section 3(a).

     2.   Employment Term.
          ---------------

               (a)  Employment Term.  Executive's employment as Executive Vice
                    ---------------
President, Strategy & Business Development of the Company pursuant to this Agreement shall commence on April 1, 2001 (the "Effective Date") and shall continue until the earlier of March 31, 2003 (the "Full-Term Date") and such time as terminated as provided herein (the "Employment Term").

               (b)  Termination by Company For Cause.  The Company may terminate
                    --------------------------------
Executive's employment for "Cause" (as defined herein) prior to the end of the Employment Term by giving Executive thirty (30) days advance notice in writing. No compensation or benefits will be paid or provided to Executive under this Agreement on account of termination for Cause, or for periods following the date when such termination of employment is effective. Upon termination of Executive's employment with the Company for Cause, Executive's rights under any applicable benefit plans shall be determined under the provisions of those plans. Any waiver of notice shall be valid only if it is made in writing and expressly refers to the applicable notice requirement of this subparagraph 2(b).

               (c)  Termination by Company For Other Than Cause or by Executive
                    -----------------------------------------------------------
for Good Reason.  The Company may terminate Executive's employment for other
---------------
than Cause prior to the end of the Employment Term by giving Executive thirty
(30) days advance notice in writing and Executive may terminate his employment for Good Reason (as defined below) prior to the end of the Employment Term (the date on which either of such terminations takes effect, referred to as the "Part-Term Date"). On the Part-Term Date, (i) Executive's rights under any applicable benefit plans shall be determined under the provisions of those plans, (ii) Executive shall receive the lesser of: (A) the Base Salary for one
(1) year, and (B) the Base Salary from the date of termination through the Full-Term Date, and (iii) the Company shall pay the Bonus Amount (as defined below) in accordance with Section 3(c); provided, that the Bonus Amount has not previously been paid pursuant to such section. For purposes of this Agreement, "Good Reason" means (i) without the Executive's express written consent, a significant reduction of the Executive's duties, position or responsibilities relative to the Executive's duties, position, or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties, position or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of a company remains as such following a change of control of the Company but is not made the Chief Financial Officer of the acquiring company) shall not constitute Good Reason; (ii) without the Executive's express written consent, a significant reduction by the Company in the Base Salary of the Executive as in effect immediately prior to such reduction; or (iii) without the Executive's express written consent, a material reduction by the Company in the kind or level of employee benefits (other than salary and bonus) to which the Executive is entitled immediately prior to such reduction with the result that the Executive's overall benefits package (other than salary and bonus) is significantly reduced; provided, however, that a written notice and an opportunity to cure such breach shall be afforded the Company, in such event Good Reason shall exist only if the Company shall fail to substantially cure the breach within thirty (30) days after written notice. Any waiver of notice shall be valid only if it is made in writing and expressly refers to the applicable notice requirement of this subparagraph 2(b).

               (d)  Disability. The Company may terminate Executive's service
                    ----------
during the Employment Term for Disability by giving Executive thirty (30) days advance notice in writing. For all purposes under this Agreement, "Disability" shall mean that Executive, at the time notice is given, has been unable to substantially perform his duties under this Agreement for a period of not less than six (6) consecutive months as the result of his incapacity due to physical or mental illness. In the event that Executive resumes the performance of substantially all of his duties hereunder before the termination of his employment under this subparagraph (d) becomes effective, the notice of termination shall automatically be deemed to have been revoked. No compensation or benefits will be paid or provided to Executive under this Agreement on account of termination for Disability, or for periods following the date when such a termination of employment is effective. Upon termination of Executive's employment with the Company because of Disability, Executive's rights under the benefit plans of the Company shall be determined under the provisions of those plans.

               (e)  Termination by Executive for Other than Good Reason.
                    ---------------------------------------------------
Executive may terminate his employment during the Employment Term for any reason other than Good Reason prior to the end of the Employment Term by giving Company sixty (60) days advance notice in writing ("Executive Termination"). Upon an Executive Termination, Executive shall only be entitled to Executive's rights under any applicable benefit plans, which shall be determined under the provisions of those plans. Any waiver of notice shall be valid only if it is made in writing and expressly refers to the applicable notice requirement of this subparagraph 2(e).

               (f)  Death. Executive's service under this Agreement shall
                    -----
terminate in the event of his death. The Company shall have no obligation to pay or provide any compensation or benefits under this Agreement on account of Executive's death, or for periods following Executive's death. Executive's rights under the benefit plans of the Company in the event of Executive's death shall be determined under the provisions of those plans.

               (g)  Cause. For all purposes under this Agreement, "Cause" shall
                    -----
mean (i) misappropriation or embezzlement of Company funds or an act of fraud upon the Company made by Executive in connection with Executive's responsibilities as an employee under this Agreement, (ii) Executive's conviction of, or plea of nolo contendere to, a felony, (iii) Executive's gross
                          ---- ----------
misconduct in connection with Executive's responsibilities as an employee under this Agreement, or (iv) Executive's continued failure to comply with directives of the CEO; (v) Executive's failure to substantially perform his duties under this Agreement, as shall reasonably be assigned to him by the CEO pursuant to
Section 1(a) of this Agreement, but only after Executive has received a written demand for performance from the CEO which sets forth the factual basis for the CEO's belief that Executive has not substantially performed his duties and after Executive has had thirty (30) days after receipt of such written demand to cure such nonperformance, if such nonperformance can reasonably be cured within such time frame; and (vi) Executive's breach of any material provision of this Agreement, but only after Executive has received a written notice of such breach from the CEO and after Executive has had thirty (30) days after receipt of such written notice to cure such breach, if such breach can reasonably be cured within such time frame. No compensation, benefits or other severance will be paid or provided to Executive under this Agreement on account of a termination for Cause for periods following the date when such a termination of employment is effective. Executive's rights under the benefit plans of the Company in the event of a termination for Cause shall be determined under the provisions of those plans. In the event Executive is provided with written notice as provided for in (v) and (vi) above, such notice shall also be the notice that is required by Section 2(b). Executive shall be deemed terminated for Cause at the end of any cure period for any curable nonperformance or breach, as applicable, that is not so cured within the required period of time or on the date thirty (30) days from the receipt of such notice if the nonperformance or breach, as applicable, is not curable.

     3.   Compensation.
          ------------

               (a)  Compensation During the Employment Term. During the
                    ---------------------------------------
Employment Term, the Company will pay Executive as compensation for his services a base salary at the annualized rate of $400,000 (the "Base Salary"). The Base Salary shall be paid periodically in accordance with the Company's normal payroll practices and be subject to the usual, required withholding. If Executive is terminated by the Company for Cause, Disability or death or if Executive terminates his employment for other than Good Reason, during the Employment Term, then Executive shall receive the Base Salary through the date of termination and shall not be entitled to receive any part of the Bonus Amount.

               (b)  Option. Promptly following Executive's beginning to provide
                    ------
services to the Company under this Agreement, Executive will be granted a stock option to purchase 2,000,000 shares of the Company's Common Stock, subject to adjustment for stock splits, dividends, recombinations, reclassifications and the like, at an exercise price equal to the fair market value of such Common Stock on the date such option is granted (the "Option") and, provided that the Company's Common Stock is traded on a National Securities Exchange (as defined below) or is reported through the Nasdaq National Market or Nasdaq SmallCap Market, the Company shall use its reasonable efforts after such grant is made, within a reasonable time, to register the shares subject to the Option on a Form S-8 Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"). The Option shall vest as to 50% of the shares subject to the Option on each anniversary from the Effective Date, subject to Executive's continued employment with the Company on each such date. In all other respects, the Option will be subject to the terms, definitions and provisions of a stock option agreement by and between Executive and the Company, the form of which is attached hereto as Exhibit A (the "Option Agreement"), to be entered into after
                   ---------
the Board meeting at which such option is granted.

               (c)  Bonus. The Company shall pay Executive a bonus equal to
                    -----
either (the "Bonus Amount"): (x) if Executive is employed by the Company on the Full-Term Date or in the Event of a Liquidation Event $1,000,000, or (y) if Executive is terminated by the Company for other than Cause prior to the Full-Term Date or if Executive terminates this Agreement for Good Reason prior to the Full-Term Date, $1,000,000 multiplied by a fraction equal to the number of months that have elapsed between the Effective Date and the Part-Term Date (rounded down to the nearest whole month) divided by 24, in each case subject to the following conditions and as adjusted as set forth below:

                    (i) If on the Full-Term Date or on the Part-Term Date, as applicable, the Company's Common Stock is not traded on a national securities exchange (a "National Securities Exchange") registered under Section 6 of the Securities Exchange Act of 1934, as amended, and is not reported through either the Nasdaq National Market or Nasdaq SmallCap Market, then the Company shall, on such date, pay Executive the Bonus Amount; provided, however, that the Bonus
                                           --------  -------
Amount shall be reduced by an amount equal to the product of (A) the number of shares of Common Stock subject to the Option that the Executive has sold prior to the Full-Term Date or the Part-Term Date, as applicable, and (B) the difference between the sales price of such Common Stock and the per share exercise price of the Option; provided, further, that payment of the Bonus
                              --------  -------
Amount is subject to Executive's continued employment with the Company on the Full-Term Date or the Part-Term Date, as applicable, and that no Bonus Amount shall be paid to Executive pursuant to this Section 3(c)(i) if a Liquidation Event (as defined below) occurs prior to the Full-Term Date or the Part-Term Date, as applicable.

                    (ii) If (A) on the Full-Term Date or the Part-Term Date, as applicable, the Company's Common Stock is traded on a National Securities Exchange or is reported through the

Nasdaq National Market or Nasdaq SmallCap Market and (B) the average of the closing prices of the Company's Common Stock as quoted in the Wall Street Journal (the "Average Closing Price") over the 30-day period ending three days prior to the Full-Term Date or the Part-Term Date, as applicable, is less than the Target Price (as defined below), then the Company shall pay Executive the Bonus Amount; provided, however, that if the Average Closing Price exceeds the
              --------  -------
per share exercise price of the Option, the Bonus Amount shall be reduced by an amount equal to the product of (w) the maximum number of shares of Common Stock subject to the Option that can be sold by Executive on such date under the volume limitations set forth in Rule 144(e) promulgated under the Securities Act, and (x) the difference between the Average Closing Price and the per share exercise price of the Option; provided, further, that the Bonus Amount shall be
                              --------  -------
reduced by an amount equal to the product of (y) the number of shares of Common Stock subject to the Option that the Executive has sold prior to the Full-Term Date or the Part-Term Date, as applicable, and (z) the difference between the sales price of such Common Stock and the per share exercise price of the Option; provided, further, that payment of the Bonus Amount is subject to Executive's continued employment with the Company on the Full-Term Date or the Part-Term Date, as applicable, and that no Bonus Amount shall be paid to Executive pursuant to this Section 3(c)(ii) if a Liquidation Event occurs prior to the Full-Term Date or the Part-Term Date, as applicable. For purposes of this
Section 3(c)(ii), the "Target Price" shall mean an amount equal to the sum of $0.50 and the per share exercise price of the Option. The calculations in this
Section 3(c)(ii) shall be proportionately adjusted to reflect the effect of any stock split, reverse stock split, stock dividend, stock distribution, combination or reclassification of the Company's Common Stock.

                    (iii) In the event of a Liquidation Event prior to the Full-Term Date or the Part-Term Date, as applicable, then Executive shall, on the date of the Liquidation Event, be entitled to receive the Bonus Amount less:
(A) an amount equal to the difference between (w) the fair market value of all cash and Liquid Securities that the Executive received or would be entitled to receive, directly or indirectly, in the future as a result of the Liquidation Event for the Option and the shares of Common Stock issued or issuable upon the exercise of the Option (determined as if the Option was fully vested at such date and including any distribution on such shares reasonably anticipated as a result, directly or indirectly, of such Liquidation Event) and (x) the sum of the total exercise price paid by Executive for the shares of Common Stock subject to the Option that are then held by Executive and the total exercise price that would be required to be paid to exercise such Option to the extent such Option has not been exercised (determined as if the Option was fully vested at such date), and (B) an amount equal to the product of (y) the number of shares of Common Stock subject to the Option that the Executive has sold prior to the Liquidation Event and (z) the difference between the sales price of such Common Stock and the per share exercise price of the Option; provided, however,
                                                             --------  -------
that payment of the Bonus Amount is subject to Executive's continued employment with the Company on the date of the Liquidation Event. For purposes of this
Section 3(c), a "Liquidation Event" shall include any event of liquidation, dissolution, or winding up of the Company, either voluntary or involuntary; provided, that none of the foregoing shall be deemed a Liquidation Event where the event has been preceded by a sale of all or substantially all of the assets or business of the Company and the successor corporation has assumed all of the obligations under this Agreement. For purposes of this Section 3(c), "Liquid Securities" shall include securities traded on a National Securities Exchange or reported through the Nasdaq National Market or Nasdaq SmallCap Market, or other similar Non-U.S. stock exchange.

                    (iv) In no event shall the amounts paid to Executive under this Section 3(c) exceed the Bonus Amount, as adjusted pursuant to the applicable subparagraph above, and in no event shall Executive be required to pay the Company any amounts under this Section 3(c). The Bonus Amount shall only be paid once and then only pursuant to the first to occur of the conditions set forth in the preceding subparagraphs 3(c)(i), 3(c)(ii) and 3(c)(iii). Once paid the Employee shall not be entitled to any further amounts pursuant to this
Section 3(c).

               (d)  Bonus if Appointed to CEO. If on or prior to the Full-Term
                    -------------------------
Date the Board approves Executive's appointment as Chief Executive Officer of the Company, then within a reasonable time following such approval, the Company shall pay to Executive a bonus equal to $1,000,000, less applicable withholding taxes (the "CEO Bonus"). If Executive terminates his employment with the Company for any reason or if the Company terminates Executive's employment with the Company for Cause, death or Disability within twenty-four (24) months of the date Executive officially begins serving as the Company's Chief Executive Officer (the "CEO Effective Date"), then Executive shall repay a pro rata portion of the CEO Bonus determined by multiplying the amount of the CEO Bonus by a fraction equal to the number of months remaining between the date of such termination and the second anniversary of the CEO Effective Date over 24. If Executive is terminated without Cause, then Executive shall have no obligation to pay back the CEO Bonus.

               (e) Escrow. Within thirty (30) days of the Effective Date, the Company shall place $1,000,000 (the "Escrow Amount") in an escrow account (the "Escrow"). The Escrow Amount shall be used to secure payment to Executive of the Bonus Amount provided for under Section 3(c). The Company shall be entitled to
(A) all interest earned on the Escrow Amount while it is in the Escrow and (B) any portion of the Escrow Amount not paid to Executive pursuant to Section 3(c).

     4.   Employee Benefits, Place of Employment and Office.
          -------------------------------------------------

               (a)  Employee Benefits. During the Employment Term, Executive
                    -----------------
will be entitled to participate in the employee benefit plans currently and hereafter maintained by the Company of general applicability to other senior executives of the Company, including, without limitation, the Company's group medical, dental, vision, disability, life insurance, and flexible-spending account plans. To bridge the period of time before Executive becomes eligible under the Company's insurance plan, the Company shall reimburse Executive's reasonable premiums paid for coverage from his existing benefit plan from the Effective Date until Executive becomes eligible under the Company's insurance plan. The Company reserves the right to cancel or change the benefit plans and programs it offers to its employees at any time.

               (b)  Place of Employment and Office. During the Employment Term,
                    ------------------------------
Executive's services shall be performed at the Company's principal executive offices.

     5.   Vacation. Executive will be entitled to paid vacation in accordance
          --------
with the Company's vacation policy generally applicable to all employees of the Company, Executive will use his best, good-faith judgment to determine the appropriate timing and duration of each specific vacation, which such timing and duration of each specific vacation shall be reasonable in light of the facts and circumstances relating to the Company's business and Executive's duties and obligations to the Company under this Agreement or otherwise that exist at the time Executive desires to take such a vacation.

     6.   Expenses. The Company will reimburse Executive for reasonable travel,
          --------
entertainment or other expenses incurred by Executive in the furtherance of or in connection with the performance of Executive's duties hereunder, in accordance with the Company's expense reimbursement policy as in effect from time to time.

     7.   Non-Solicit. Executive covenants and agrees with the Company that
          -----------
during his service to the Company and for a period expiring one (1) year after the date of termination of such services, he will not solicit any of the Company's then-current employees to terminate their employment with the Company or to become employed by any firm, company or other business enterprise with which Executive may then be connected.

     8.   Living Expenses/Apartment and Car Expenses.
          ------------------------------------------

               (a)  Expenses While Family Resides in San Francisco. For ninety
                    ----------------------------------------------
(90) days from the Effective Date, and subject to Executive's continued employment with the Company, the Company shall reimburse Executive for all of Executive's reasonable expenses while his family resides in San Francisco, California and Executive resides in Orange County, California. Executive's reasonable expenses during this period shall include, but not be limited to, the cost of commuting to and from work while living in Orange County, living expenses (including rent or equivalent hotel costs for Executive), Executive's meals, use of Company vehicle(s) and weekly air transportation to and from San Francisco, California. The air transportation provision shall also include airfare for Executive's wife to travel to and from Orange County, California when Executive chooses not to travel to San Francisco, California. Such reasonable expenses shall be reimbursed within a reasonable time after Executive provides the Company with receipts evidencing such expenses.


     9.   Moving Expenses. During the Employment Term, the Company shall
          ---------------
reimburse Executive for all reasonable moving expenses incurred by Executive in his relocation from his current residence in San Francisco, California to Orange County, California. Such reasonable expenses shall be reimbursed within a reasonable time after Executive provides the Company with receipts evidencing the costs of such move.

     10.  Confidential Information. Executive agrees to enter into the Company's
          ------------------------
standard Employment, Confidential Information and Invention Assignment Agreement (the "Confidentiality Agreement") upon commencing employment hereunder.

     11.  Assignment. This Agreement will be binding upon and inure to the
          ----------
benefit of (a) the heirs, executors and legal representatives of Executive upon Executive's death and (b) any successor of the Company. Any such successor of the Company will be deemed substituted for the Company under the terms of this Agreement for all purposes. For this purpose, "successor" means any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance or other disposition of Executive's right to compensation or other benefits will be null and void.

     12.  Notices. All notices, requests, demands and other communications
          -------
called for hereunder shall be in writing and shall be deemed given (i) on the date of delivery if delivered personally, (ii) one (1) day after being sent by a well established commercial overnight service, or (iii) four (4) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors at the following addresses, or at such other addresses as the parties may later designate in writing:

          If to the Company:

          eMachines, Inc.
          14350 Myford Road, Suite 100
          Irvine, California 92606
          Attn: General Counsel

          If to Executive:

          at the last residential address known by the Company.

     13.  Severability. In the event that any provision hereof becomes or is
          ------------
declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision.

     14.  Attorneys' Fees and Costs. The Company will reimburse Executive for
          -------------------------
reasonable attorneys' fees and costs incurred by Executive in reviewing and revising this Employment Agreement, not to exceed $5,000. The reimbursement by the Company shall occur within thirty (30) days of the Effective Date.

     15.  Arbitration.
          -----------

               (a)  General. In consideration of Executive's service to the
                    -------
Company, its promise to arbitrate all employment related disputes and Executive's receipt of the compensation, pay raises and other benefits paid to Executive by the Company, at present and in the future, Executive agrees that any and all controversies, claims, or disputes with anyone (including the Company and any employee, officer, director, shareholder or benefit plan of the Company in their capacity as such or otherwise) arising out of, relating to, or resulting from Executive's service to the Company under this Agreement or otherwise or the termination of Executive's service with the Company, including any breach of this Agreement, shall be subject to binding arbitration under the Arbitration Rules set forth in California Code of Civil Procedure Section 1280 through 1294.2, including Section 1283.05 (the "Rules") and pursuant to California law. Disputes which Executive agrees to arbitrate, and thereby agrees to waive any right to a trial by jury, include any statutory claims under state or federal law, including, but not limited to, claims under Title VII of the Civil Rights Act of 1964, the Americans With Disabilities Act of 1990, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, the California Fair Employment and Housing Act, the California Labor Code, claims of harassment, discrimination or wrongful termination and any statutory claims. Executive further understands that this Agreement to arbitrate also applies to any disputes that the Company may have with Executive.

          (b)  Procedure. Executive agrees that any arbitration will be
               ---------
administered by the American Arbitration Association ("AAA") and that a neutral arbitrator will be selected in a manner consistent with its National Rules for the Resolution of Employment Disputes. The arbitration proceedings will allow for discovery according to the rules set forth in the National Rules for the Resolution of Employment Disputes or California Code of Civil Procedure. Executive agrees that the arbitrator shall have the power to decide any motions brought by any party to the arbitration, including motions for summary judgment and/or adjudication and motions to dismiss and demurrers, prior to any arbitration hearing. Executive agrees that the arbitrator shall issue a written decision on the merits. Executive also agrees that the arbitrator shall have the power to award any remedies, including attorneys' fees and costs, available under applicable law. Executive understands the Company will pay for any administrative or hearing fees charged by the arbitrator or AAA except that Executive shall pay the first $200.00 of any filing fees associated with any arbitration Executive initiates. Executive agrees that the arbitrator shall administer and conduct any arbitration in a manner consistent with the Rules and that to the extent that the AAA's National Rules for the Resolution of Employment Disputes conflict with the Rules, the Rules shall take precedence.

               (c)  Remedy. Except as provided by the Rules, arbitration shall
                    ------
be the sole, exclusive and final remedy for any dispute between Executive and the Company. Accordingly, except as provided for by the Rules, neither Executive nor the Company will be permitted to pursue court action regarding claims that are subject to arbitration. Notwithstanding anything to the contrary in this Agreement, the arbitrator will not have the authority to disregard or refuse to enforce any lawful Company policy, and the arbitrator shall not order or require the Company to adopt a policy not otherwise required by law which the Company has not adopted.

               (d)  Availability of Injunctive Relief. In addition to the right
                    ---------------------------------
under the Rules to petition the court for provisional relief, Executive agrees that any party may also petition the court for injunctive relief where either party alleges or claims a violation of this Agreement or the Confidentiality Agreement or any other agreement regarding trade secrets, confidential information, nonsolicitation or Labor Code (S)2870. In the event either party seeks injunctive relief, the prevailing party shall be entitled to recover reasonable costs and attorneys fees.

               (e)  Administrative Relief. Executive understands that this
                    ---------------------
Agreement does not prohibit Executive from pursuing an administrative claim with a local, state or federal administrative body such as the Department of Fair Employment and Housing, the Equal Employment Opportunity

Commission or the workers' compensation board. This Agreement does, however, preclude Executive from pursuing court action regarding any such claim.

               (f)  Voluntary Nature of Agreement. Executive acknowledges and
                    -----------------------------
agrees that Executive is executing this Agreement voluntarily and without any duress or undue influence by the Company or anyone else. Executive further acknowledges and agrees that Executive has carefully read this Agreement and that Executive has asked any questions needed for Executive to understand the terms, consequences and binding effect of this Agreement and fully understand it, including that Executive is waiving Executive's right to a jury trial. Finally, Executive agrees that Executive has been provided an opportunity to seek the advice of an attorney of Executive's choice before signing this Agreement.

     16.  Integration. This Agreement, together with any documents incorporated
          -----------
herein by reference, including the Option Agreement and the Confidentiality Agreement, represent the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements whether written or oral. No waiver, alteration, or modification of any of the provisions of this Agreement will be binding unless in writing and signed by duly authorized representatives of the parties hereto.

     17.  Tax Withholding. All payments made pursuant to this Agreement will be
          ---------------
subject to withholding of applicable taxes.

     18.  Governing Law. This letter shall be governed by the internal
          -------------
substantive laws, but not the choice of law rules, of the State of California. Executive hereby agrees to exclusive personal jurisdiction and venue in the state and federal courts of the State of California.

     19.  Waiver of Breach. The Company's waiver of a breach of any provision of
          ----------------
this Agreement by Executive shall not operate or be construed as a waiver of any subsequent breach by Executive. No waiver shall be valid unless made in writing and signed by an authorized officer of the Company.

     20.  Acknowledgment. Executive acknowledges that he has had the opportunity
          --------------
to discuss this matter with and obtain advice from his private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement.

                      [Signatures appear on the next page]

     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by their duly authorized officers, as of the day and year first above written.

eMACHINES, INC.


By:   /s/  WAYNE INOUYE                 Date:  4/17/01
      ______________________________          ___________________________
Name:
      ______________________________
Title:
      ______________________________


BRIAN FIRESTONE


/s/  BRIAN FIRESTONE                    Date:  4/17/01
____________________________________          ___________________________
Brian Firestone

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

                                   Exhibit A
                                   ---------

                           Form of Option Agreement

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